UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: August 21, 2017
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17750 SE 6th Way
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

NAUTILUS, INC.
FORM 8-K

Item 8.01	Other Events
Effective August 21, 2017, Bruce M. Cazenave, Chief Executive Officer of Nautilus, Inc. (the “Company”), adopted a stock trading plan (the “10b5-1 Plan”). The 10b5-1 Plan was adopted in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policies.
Rule 10b5-1 permits corporate officers, directors and others to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread stock trades over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with Rule 10b5-1, Mr. Cazenave will have no discretion over the sales of his shares of common stock under the plan.
Under the 10b5-1 Plan, up to 107,000 shares of the Company’s common stock will be sold into the marketplace in monthly installments, subject to satisfaction of certain conditions. The shares to be sold under the 10b5-1 Plan will be issued to Mr. Cazenave in connection with the contemporaneous exercise under the plan of stock options scheduled to expire in 2018 and early 2019. It is expected that sales under the 10b5-1 Plan will commence on November 9, 2017 and will be completed within one year. Mr. Cazenave currently has an ownership interest in a total of 593,788 shares of the Company’s stock, including shares underlying currently exercisable stock options, shares underlying previously vested restricted stock units and shares underlying restricted stock units that have not yet vested.
Any transactions under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission when due. The Company does not undertake to report 10b5-1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not the plan was publicly announced, except as may be required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

August 22, 2017	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer
(Principal Financial and Accounting Officer)

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